UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 20, 2007
Barrier Therapeutics, Inc.
(Exact name of registrant specified in its charter)

Delaware	000-50680	22-3828030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 College Road East, Suite 3200, Princeton, New Jersey 08540
(Address of principal executive offices)
(609) 945-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events.
     On February 20, 2007, Barrier Therapeutics, Inc. (the “Company”) announced that it had been granted United States Patent Number 7,179,475, entitled “Anhydrous Topical Skin Preparations”. This patent provides coverage for the specific formulation of ketoconazole in a waterless gel that the Company markets in the U.S. under the trade name Xolegel™ (ketoconazole, USP) 2% Gel, for the treatment of seborrheic dermatitis. The Company intends to list this patent, which is scheduled to expire on December 4, 2018, in the Orange Book published by the U.S. Food and Drug Administration.
     A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.
     (c) Exhibits.
     99.1 — Press release, dated February 20, 2007, entitled “Barrier Therapeutics Announces Issuance of Xolegel™ Patent”

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.

Date: February 21, 2007	By:	/s/ Anne M. VanLent

	Name:	Anne M. VanLent
	Title:	Executive Vice President, Chief Financial Officer and Treasurer